UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 7, 2003 (April 24, 2003)

Advanced Neuromodulation Systems, Inc.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Windcrest Drive, Suite 100
Plano, Texas 75024
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 309-8000

Item 9. Regulation FD Disclosure. (The information below is being provided under Item 12. "Results of Operations and Financial Condition.")

We are providing the following information under this Form 8-K:

•	a press release issued on April 24, 2003 disclosing information regarding our results of operations and financial condition for the first quarter of 2003, our financial outlook for 2003, and the completion of our acquisition of Sun Medical’s pain management business, a copy of which is attached hereto as Exhibit 99.1, and

•	the transcript of a conference call held on April 24, 2003 discussing our results of operations and financial condition for the first quarter of 2003, and our financial outlook for 2003, a copy of which is attached hereto as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2003

ADVANCED NEUROMODULATION SYSTEMS, INC.

	By:	/s/ F. Robert Merrill III

		Name: Title:	F. Robert Merrill III Executive Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated April 24, 2003.

99.2	Transcript from conference call on April 24, 2003.

4